NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                     Vanguard Total Stock Market Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Total Stock Market Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                       Vanguard Extended Market Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Extended Market Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                          Vanguard Large-Cap Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Large-Cap Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                           Vanguard Mid-Cap Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Mid-Cap Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                          Vanguard Small-Cap Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Small-Cap Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                            Vanguard Value Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Value Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                       Vanguard Small-Cap Value Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Small-Cap Value Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                           Vanguard Growth Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Growth Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


                                   ETF Shares

                      Vanguard Small-Cap Growth Index Fund
                                 A SERIES of the
                              VANGUARD INDEX FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of ETF Shares issued by the Vanguard Small-Cap Growth Index Fund (the "Fund") shown from time to time on the records of the Vanguard Index Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                            Dated:
                                                -----------------------------

JPMORGAN CHASE BANK                       VANGUARD INDEX FUNDS
(the Transfer Agent)                      (the Trust)

By:
   ---------------------------            -----------------------------------
        Authorized Signature                       Secretary

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.